HAWKINS, INC.
Power of Attorney
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of Hawkins, Inc., a Minnesota corporation, does hereby make, constitute and appoint KATHLEEN P. PEPSKI and RICHARD G. ERSTAD, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of Hawkins, Inc. to a registration statement on Form S-8 or other applicable form relating to the registration under the Securities Act of 1933 of (a) 1,000,000 shares of common stock of Hawkins, Inc., par value $.05 per share ( “Common Stock”), being registered for the first time pursuant to the Hawkins, Inc. 2010 Omnibus Incentive Plan (the “2010 Plan”), plus (b) 89,093 shares of Common Stock that were previously registered by Hawkins, Inc. under the Hawkins, Inc. 2004 Omnibus Stock Plan (the “2004 Plan”) on Form S-8, filed with the Securities and Exchange Commission on March 2, 2005 (Registration Statement No. 333-123080) that remained available for future grants under the 2004 Plan as of July 28, 2010 that may now be issued under the 2010 Plan, and any and all amendments, exhibits and supporting documents thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 6th day of June, 2011.

/s/ Patrick H. Hawkins
Patrick H. Hawkins
Chief Executive Officer and President

HAWKINS, INC.
Power of Attorney
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of Hawkins, Inc., a Minnesota corporation, does hereby make, constitute and appoint PATRICK H. HAWKINS and RICHARD G. ERSTAD, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of Hawkins, Inc. to a registration statement on Form S-8 or other applicable form relating to the registration under the Securities Act of 1933 of (a) 1,000,000 shares of common stock of Hawkins, Inc., par value $.05 per share ( “Common Stock”), being registered for the first time pursuant to the Hawkins, Inc. 2010 Omnibus Incentive Plan (the “2010 Plan”), plus (b) 89,093 shares of Common Stock that were previously registered by Hawkins, Inc. under the Hawkins, Inc. 2004 Omnibus Stock Plan (the “2004 Plan”) on Form S-8, filed with the Securities and Exchange Commission on March 2, 2005 (Registration Statement No. 333-123080) that remained available for future grants under the 2004 Plan as of July 28, 2010 that may now be issued under the 2010 Plan, and any and all amendments, exhibits and supporting documents thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 6th day of June, 2011.

/s/ Kathleen P. Pepski
Kathleen P. Pepski
Vice President, Chief Financial Officer and Treasurer

HAWKINS, INC.
Power of Attorney
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hawkins, Inc., a Minnesota corporation, does hereby make, constitute and appoint PATRICK H. HAWKINS, KATHLEEN P. PEPSKI and RICHARD G. ERSTAD, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of Hawkins, Inc. to a registration statement on Form S-8 or other applicable form relating to the registration under the Securities Act of 1933 of (a) 1,000,000 shares of common stock of Hawkins, Inc., par value $.05 per share ( “Common Stock”), being registered for the first time pursuant to the Hawkins, Inc. 2010 Omnibus Incentive Plan (the “2010 Plan”), plus (b) 89,093 shares of Common Stock that were previously registered by Hawkins, Inc. under the Hawkins, Inc. 2004 Omnibus Stock Plan (the “2004 Plan”) on Form S-8, filed with the Securities and Exchange Commission on March 2, 2005 (Registration Statement No. 333-123080) that remained available for future grants under the 2004 Plan as of July 28, 2010 that may now be issued under the 2010 Plan, and any and all amendments, exhibits and supporting documents thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 6th day of June, 2011.

/s/ John S. McKeon
John S. McKeon
Director

HAWKINS, INC.
Power of Attorney
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hawkins, Inc., a Minnesota corporation, does hereby make, constitute and appoint PATRICK H. HAWKINS, KATHLEEN P. PEPSKI and RICHARD G. ERSTAD, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of Hawkins, Inc. to a registration statement on Form S-8 or other applicable form relating to the registration under the Securities Act of 1933 of (a) 1,000,000 shares of common stock of Hawkins, Inc., par value $.05 per share ( “Common Stock”), being registered for the first time pursuant to the Hawkins, Inc. 2010 Omnibus Incentive Plan (the “2010 Plan”), plus (b) 89,093 shares of Common Stock that were previously registered by Hawkins, Inc. under the Hawkins, Inc. 2004 Omnibus Stock Plan (the “2004 Plan”) on Form S-8, filed with the Securities and Exchange Commission on March 2, 2005 (Registration Statement No. 333-123080) that remained available for future grants under the 2004 Plan as of July 28, 2010 that may now be issued under the 2010 Plan, and any and all amendments, exhibits and supporting documents thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 6th day of June, 2011.

/s/ Duane M. Jergenson
Duane M. Jergenson
Director

HAWKINS, INC.
Power of Attorney
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hawkins, Inc., a Minnesota corporation, does hereby make, constitute and appoint PATRICK H. HAWKINS, KATHLEEN P. PEPSKI and RICHARD G. ERSTAD, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of Hawkins, Inc. to a registration statement on Form S-8 or other applicable form relating to the registration under the Securities Act of 1933 of (a) 1,000,000 shares of common stock of Hawkins, Inc., par value $.05 per share ( “Common Stock”), being registered for the first time pursuant to the Hawkins, Inc. 2010 Omnibus Incentive Plan (the “2010 Plan”), plus (b) 89,093 shares of Common Stock that were previously registered by Hawkins, Inc. under the Hawkins, Inc. 2004 Omnibus Stock Plan (the “2004 Plan”) on Form S-8, filed with the Securities and Exchange Commission on March 2, 2005 (Registration Statement No. 333-123080) that remained available for future grants under the 2004 Plan as of July 28, 2010 that may now be issued under the 2010 Plan, and any and all amendments, exhibits and supporting documents thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 6th day of June, 2011.

/s/ Daryl I. Skaar
Daryl I. Skaar
Director

HAWKINS, INC.
Power of Attorney
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hawkins, Inc., a Minnesota corporation, does hereby make, constitute and appoint PATRICK H. HAWKINS, KATHLEEN P. PEPSKI and RICHARD G. ERSTAD, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of Hawkins, Inc. to a registration statement on Form S-8 or other applicable form relating to the registration under the Securities Act of 1933 of (a) 1,000,000 shares of common stock of Hawkins, Inc., par value $.05 per share ( “Common Stock”), being registered for the first time pursuant to the Hawkins, Inc. 2010 Omnibus Incentive Plan (the “2010 Plan”), plus (b) 89,093 shares of Common Stock that were previously registered by Hawkins, Inc. under the Hawkins, Inc. 2004 Omnibus Stock Plan (the “2004 Plan”) on Form S-8, filed with the Securities and Exchange Commission on March 2, 2005 (Registration Statement No. 333-123080) that remained available for future grants under the 2004 Plan as of July 28, 2010 that may now be issued under the 2010 Plan, and any and all amendments, exhibits and supporting documents thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 6th day of June, 2011.

/s/ James A. Faulconbridge
James A. Faulconbridge
Director

HAWKINS, INC.
Power of Attorney
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hawkins, Inc., a Minnesota corporation, does hereby make, constitute and appoint PATRICK H. HAWKINS, KATHLEEN P. PEPSKI and RICHARD G. ERSTAD, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of Hawkins, Inc. to a registration statement on Form S-8 or other applicable form relating to the registration under the Securities Act of 1933 of (a) 1,000,000 shares of common stock of Hawkins, Inc., par value $.05 per share ( “Common Stock”), being registered for the first time pursuant to the Hawkins, Inc. 2010 Omnibus Incentive Plan (the “2010 Plan”), plus (b) 89,093 shares of Common Stock that were previously registered by Hawkins, Inc. under the Hawkins, Inc. 2004 Omnibus Stock Plan (the “2004 Plan”) on Form S-8, filed with the Securities and Exchange Commission on March 2, 2005 (Registration Statement No. 333-123080) that remained available for future grants under the 2004 Plan as of July 28, 2010 that may now be issued under the 2010 Plan, and any and all amendments, exhibits and supporting documents thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 6th day of June, 2011.

/s/ James T. Thompson
James T. Thompson
Director

HAWKINS, INC.
Power of Attorney
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hawkins, Inc., a Minnesota corporation, does hereby make, constitute and appoint PATRICK H. HAWKINS, KATHLEEN P. PEPSKI and RICHARD G. ERSTAD, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of Hawkins, Inc. to a registration statement on Form S-8 or other applicable form relating to the registration under the Securities Act of 1933 of (a) 1,000,000 shares of common stock of Hawkins, Inc., par value $.05 per share ( “Common Stock”), being registered for the first time pursuant to the Hawkins, Inc. 2010 Omnibus Incentive Plan (the “2010 Plan”), plus (b) 89,093 shares of Common Stock that were previously registered by Hawkins, Inc. under the Hawkins, Inc. 2004 Omnibus Stock Plan (the “2004 Plan”) on Form S-8, filed with the Securities and Exchange Commission on March 2, 2005 (Registration Statement No. 333-123080) that remained available for future grants under the 2004 Plan as of July 28, 2010 that may now be issued under the 2010 Plan, and any and all amendments, exhibits and supporting documents thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 6th day of June, 2011.

/s/ Jeffrey L. Wright
Jeffrey L. Wright
Director